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                                                                EXHIBIT 10A


                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 (the "Registration Statement") of our report dated February 10, 1997 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, which report appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the headings "Custodian and Independent Accountants" in the Statement of Additional Information and "Independent Accountants" in the Prospectus.


/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
New York, New York
July 11, 1997